                                                                           NYFIX
FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

               NYFIX REPORTS 2004 THIRD QUARTER FINANCIAL RESULTS

STAMFORD,  CT,  OCTOBER  27,  2004:  NYFIX,  INC.  (NASDAQ:  NYFX),  A LEADER IN
TECHNOLOGY  SOLUTIONS  FOR  the  financial  marketplace,   today  announced  its
financial results for the third quarter ended September 30, 2004.

THIRD QUARTER AND NINE MONTH RESULTS

Revenue for the third quarter of 2004 was $19.5 million, an increase of 19% from
$16.4  million  for the third  quarter of 2003 and an  increase of 7% from $18.2 million for the second  quarter of 2004.  The net loss was $22.1 million  ($0.68 per common  share) for the third  quarter of 2004 as  compared  to a net loss of
$1.1 million  ($0.03 per common  share) for the third  quarter of 2003 and a net loss of $2.9 million  ($0.09 per common  share) for the second  quarter of 2004.
Revenue for the nine months  ended  September  30,  2004 was $54.9  million,  an increase of 11% from $49.4 million for the nine months ended September 30, 2003.
The net loss was $26.1  million  ($0.81  per common  share) for the nine  months ended  September  30, 2004 as compared to a net loss of $2.0 million  ($0.06 per common share) for the nine months ended September 30, 2003.

As previously  announced,  the Company recorded an income tax provision of $20.3 million ($0.63 per common share), which includes a non-cash,  deferred tax asset valuation  allowance of $21.0 million at September 30, 2004, in accordance  with
Statement of Financial Accounting Standards No. 109 . In addition,  the net loss was adversely  impacted by a combination  of higher than  anticipated  legal and
Sarbanes-Oxley   implementation   related   costs.   Upon  the   achievement  of
profitability,   the  Company   expects  to  utilize  its  net  operating   loss
carryforwards  and other tax  credit  carryforwards  which are  included  in the deferred tax asset.

Cash,  cash  equivalents  and  short-term  investments  were  $21.6  million  at
September 30, 2004 as compared to $24.5  million at December 31, 2003.  Accounts receivable  was $12.8 million at September 30, 2004 as compared to $10.4 million at December 31, 2003. Cash provided by operating activities was $2.9 million for the third quarter of 2004 as compared to nil for the second  quarter of 2004 and cash used by operating activities of $2.0 million in the third quarter of 2003.

The Company's  revenue growth of $1.3 million from last quarter was generated by its Technology  Services  Segment,  which exceeded its forecast for the quarter, and the Transaction Services Segment,  which met its forecast in July and August but fell short in the month of September.

While the Company reported  consistent  growth in revenue over the prior quarter in line  with  previously  announced  guidance,  it did not  achieve  break-even operating  results for the quarter,  as  anticipated,  due to a  combination  of higher than anticipated legal and Sarbanes-Oxley  implementation  related costs, as well as less than  expected  growth in  revenue of the  Transaction  Services
Segment due to lower transaction volumes in September.

"We  are   forecasting   continued   revenue  growth  and  the   achievement  of
profitability  in 2005.  It is  important  to note that this  deferred tax asset valuation  allowance does not affect our cash  position,"  said Peter  Kilbinger
Hansen, the Company's CEO.

GUIDANCE

The Company expects revenue for the fourth quarter of 2004 to be in the range of
$19.5 million to $21 million.  Fourth  quarter loss per common share is expected to be in the range of ($.03) to ($.05) per common share.

THIRD QUARTER 2004 CONFERENCE CALL ON THE WEB

     In conjunction  with the Company's  release of Third Quarter 2004 operating results  before the market  opening on  Wednesday,  October  27,  2004,  you are invited to listen to the Company's  conference  call that will be broadcast live over the Internet on Wednesday,  October 27th, 2004 at 12 noon eastern time with
NYFIX senior management.

     What:  NYFIX, INC. 2004 THIRD QUARTER CONFERENCE CALL AND BUSINESS UPDATE

     When:  WEDNESDAY, OCTOBER 27TH 2004 AT 12 NOON

     Where: HTTP://PHX.CORPORATE-IR.NET/PHOENIX.ZHTML?P=IROL-
            EVENTDETAILS&C=99977&EVENTID=942149 or log onto WWW.NYFIX.COM UNDER
            "ABOUT NYFIX, INVESTOR RELATIONS, INVESTOR EVENTS CALENDAR"

     How:   LIVE OVER THE INTERNET - SIMPLY LOG ON TO THE WEB AT THE ADDRESS ABOVE

     If you are unable to participate during the live webcast,  the call will be archived on the NYFIX web site www.nyfix.com.

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate three data centers in the northeastern United States with additional data center hubs in London,  Amsterdam, Hong Kong and Tokyo. For more information, please visit www.nyfix.com and www.javtech.com.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  the  ability of the  Company to market and  develop  its  products.
Although   the   Company   believes   that  the   assumptions   underlying   the
forward-looking   statements  contained  herein  are  reasonable,   any  of  the
assumptions could be inaccurate,  and therefore,  there can be no assurance that the  forward-looking  statements included in this press release will prove to be
accurate.   In  light  of  the   significant   uncertainties   inherent  in  the
forward-looking  statements  included herein,  the inclusion of such information should not be regarded as a  representation  by the Company or any other  person that the objectives and plans of the Company will be achieved.

                                                NYFIX, INC.
                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                      SEPTEMBER 30,             SEPTEMBER 30,
                                               ----------------------         -------------------

                                                  2004           2003         2004          2003
                                               --------      ---------     ---------     ---------

REVENUE:
  Subscription                                 $ 11,039      $  9,115      $ 30,320      $ 25,765
  Capital sale                                    2,547         2,117         6,590         6,800
  Service contract                                2,447         2,327         7,631         7,094
  Transaction                                     3,457         2,836        10,314         9,715
                                               --------      ---------     ---------     ---------
     Total revenue                               19,490        16,395        54,855        49,374
                                               --------      ---------     ---------     ---------

COST OF REVENUE:
  Subscription                                    5,877         5,448        17,283        14,833
  Capital sale                                      828           791         2,385         2,279
  Service contract                                1,046           745         2,853         2,087
  Transaction                                     2,721         1,961         7,192         6,260
                                               --------      ---------     ---------     ---------
     Total cost of revenue                       10,472         8,945        29,713        25,459
                                               --------      ---------     ---------     ---------

GROSS PROFIT:
  Subscription                                    5,162         3,667        13,037        10,932
  Capital sale                                    1,719         1,326         4,205         4,521
  Service contract                                1,401         1,582         4,778         5,007
  Transaction                                       736           875         3,122         3,455
                                               --------      ---------     ---------     ---------
     Total gross profit                           9,018         7,450        25,142        23,915
                                               --------      ---------     ---------     ---------

OPERATING EXPENSE:
  Selling, general and administrative            10,067         8,502        28,216        24,626
  Restructuring charge                             --            --           2,527          --
  Research and development                          257           381           895           943
  Depreciation and amortization                     540           721         1,709         2,076
                                               --------      ---------     ---------     ---------
     Total operating expense                     10,864         9,604        33,347        27,645
                                               --------      ---------     ---------     ---------
Loss from operations                             (1,846)       (2,154)       (8,205)       (3,730)

Interest expense                                    (24)          (16)         (282)          (74)
Investment income                                    28           304            91           557
Other expense, net                                 --             (62)          (70)         (649)
                                               --------      ---------     ---------     ---------
Loss before income tax provision (benefit)       (1,842)       (1,928)       (8,466)       (3,896)
Income tax provision (benefit)                   20,251          (871)       17,619        (1,858)
                                               --------      ---------     ---------     ---------
Net loss                                       $(22,093)     $ (1,057)     $(26,085)     $ (2,038)
                                               ========      =========     =========     =========

Basic and diluted loss per common share        $  (0.68)     $  (0.03)     $  (0.81)     $  (0.06)
                                               ========      =========     =========     =========
Basic and diluted weighted average common
  shares outstanding                             32,338        31,791        32,152        31,367
                                               ========      =========     =========     =========

                                               NYFIX, INC.
                            CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                             (IN THOUSANDS)

                                                                          SEPTEMBER 30,  DECEMBER 31,
                                                                              2004           2003
                                                                          ----------     ----------
ASSETS
Current assets:
  Cash and cash equivalents                                               $  14,800      $  21,006
  Short-term investments                                                      6,764          3,448
  Accounts receivable, net                                                   12,820         10,371
  Brokerage receivables                                                     188,463          1,945
  Deferred income taxes                                                        --              976
  Prepaid expenses and other current assets                                   5,046          3,929
                                                                          ----------     ----------
     Total current assets                                                   227,893         41,675
Property and equipment, net                                                  14,763         16,592
Goodwill                                                                     57,892         55,966
Acquired intangible assets, net                                               9,267         10,235
Investments in unconsolidated affiliates                                       --            3,088
Notes receivable and other amounts due from unconsolidated affiliates          --              814
Deferred income taxes, net                                                     --           16,424
Other assets, net                                                            10,419          7,378
                                                                          ----------     ----------
     Total assets                                                         $ 320,234      $ 152,172
                                                                          ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
  Accounts payable                                                        $   9,022      $   6,664
  Accrued expenses                                                            6,089          4,807
  Brokerage payables                                                        188,967          1,700
  Current portion of capital lease obligations                                  247            531
  Current portion of long-term debt and other liabilities                     2,516          1,894
  Deferred revenue                                                            2,669          2,732
                                                                          ----------     ----------
     Total current liabilities                                              209,510         18,328
Long-term portion of capital lease obligations                                 --              135
Long-term debt and other liabilities                                          1,772          1,137
                                                                          ----------     ----------
     Total liabilities                                                      211,282         19,600
                                                                          ----------     ----------

Stockholders' equity:
  Preferred stock                                                              --             --
  Common stock                                                                   34             33
  Additional paid-in capital                                                185,187        182,863
  Accumulated deficit                                                       (56,855)       (30,770)
  Treasury stock                                                            (19,290)       (19,480)
  Notes receivable issued for common stock                                      (71)           (74)
  Accumulated other comprehensive loss                                          (53)          --
                                                                          ----------     ----------
     Total stockholders' equity                                             108,952        132,572
                                                                          ----------     ----------
     Total liabilities and stockholders' equity                           $ 320,234      $ 152,172
                                                                          ==========     ==========